Filed under Rules 497(e) and 497(k)

Registration No. 33-52742

SunAmerica Series Trust

SA Dogs of Wall Street Portfolio

SA Global Index Allocation 60/40 Portfolio

SA Global Index Allocation 75/25 Portfolio

SA Global Index Allocation 90/10 Portfolio

SA Index Allocation 60/40 Portfolio

SA Index Allocation 80/20 Portfolio

SA Index Allocation 90/10 Portfolio

SA VCP Dynamic Allocation Portfolio

SA VCP Dynamic Strategy Portfolio

SA VCP Index Allocation Portfolio

(each, a “Portfolio” and, together, the “Portfolios”)

Supplement dated February 1, 2021

to each Portfolio’s Summary Prospectus and Prospectus dated

May 1, 2020, as supplemented and amended to date

Effective immediately, in the section of the Summary Prospectus entitled “Investment Adviser” and in the section of the Prospectus entitled “Portfolio Summary – SA Global Index Allocation 60/40 Portfolio, SA Global Index Allocation 75/25 Portfolio, SA Global Index Allocation 90/10 Portfolio, SA Index Allocation 60/40 Portfolio, SA Index Allocation 80/20 Portfolio, SA Index Allocation 90/10 Portfolio, SA VCP Dynamic Allocation Portfolio, SA VCP Dynamic Strategy Portfolio, and SA VCP Index Allocation Portfolio, as applicable – Investment Adviser” for each Portfolio, in the table under the heading “Portfolio Managers,” the information pertaining to Douglas Loeffler is deleted and the following information is added:

Name and Title	Portfolio Manager of the Portfolio Since
Andrew Sheridan Lead Portfolio Manager	February 2021

With respect to the SA Dogs of Wall Street Portfolio only, in the section of the Summary Prospectus entitled “Investment Adviser” and in the section of the Prospectus entitled “Portfolio Summary – SA Dogs of Wall Street Portfolio – Investment Adviser,” in the table under the heading “Portfolio Managers,” the information pertaining to Andrew Sheridan is deleted.

In the section of the Prospectus entitled “Management,” under the heading “Information about the Investment Adviser’s Management of Certain Portfolios,” paragraphs two and four are deleted and replaced with the following, respectively:

The SA Dogs of Wall Street Portfolio is managed by a team consisting of Timothy Pettee, Timothy Campion and Jane Bayar Algieri, with Mr. Pettee serving as team leader. Mr. Pettee joined SunAmerica in 2003. He is the Lead Portfolio Manager for SunAmerica’s rules-based suite of products and Chief Investment Strategist. Mr. Campion joined SunAmerica in February 2012, and is Senior Portfolio Manager. Prior to joining SunAmerica, he held investment-related positions at PineBridge Investments LLC and AIG Investments where he was responsible for management and trading of a wide variety of quantitative and index funds, including domestic and international equities. Ms. Bayar Algieri joined the firm in 2004 and is the Director of Research and a Portfolio Manager in the Investment Department. Prior to her current roles, she served as an investment analyst for both equity and fixed income portfolios.

The SA Global Index Allocation 60/40, SA Global Index Allocation 75/25, SA Global Index Allocation 90/10, SA Index Allocation 60/40, SA Index Allocation 80/20 and SA Index Allocation 90/10 Portfolios and the Fund-of-Funds Component of the SA VCP Dynamic Allocation, SA VCP Dynamic Strategy, and SA VCP Index Allocation Portfolios are managed by Andrew Sheridan and Manisha Singh, CFA. Mr. Sheridan joined SunAmerica in 2003, and is the Lead Portfolio Manager for the Allocation Portfolios. While at SunAmerica he also served as an equity research analyst. Ms. Singh joined AIG in 2017 as Co-Portfolio Manager for Asset Allocation funds-of-funds. Prior to joining AIG, Ms. Singh served as Director, Manager Research team in Wealth Management at Ameriprise Financial Services, Inc. She joined Ameriprise in

ST3179IN3.8 (2/21)

2008, where she served as a portfolio manager for a suite of asset allocation portfolios (discretionary wrap accounts), and a senior manager research analyst for unaffiliated mutual funds, exchange traded funds and separately managed accounts.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Summary Prospectus and Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

ST3179IN3.8 (2/21)